UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2005

SHOPKO STORES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10876	41-0985054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Pilgrim Way Green Bay, Wisconsin	54304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (920) 429-2211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 27, 2005, ShopKo Stores, Inc. (“ShopKo”) issued a press release announcing it has received notification that the Federal Trade Commission has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the previously announced definitive merger agreement that provides for the acquisition of ShopKo by an affiliate of Goldner Hawn Johnson & Morrison Incorporated.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2005	SHOPKO STORES, INC.

By: /s/ Steven R. Andrews
Steven R. Andrews Senior Vice President, Law and Human Resources, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 27, 2005